Intangible and Other Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible and other assets
Intangible and other assets

In millions	December 31,	2018	2017
Intangible assets		$73	$62
Investments (1)		70	73
Deferred costs		61	61
Long-term receivables		26	26
Other long-term assets		37	34
Total intangible and other assets		$267	$256

(1)
As at December 31, 2018, the Company had $54 million (2017 - $58 million) of investments accounted for under the equity method and $16 million (2017 - $15 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.